SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 30, 2003



                        ANTEON INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      001-31258                13-3880755
(State or Other Jurisdiction         Commission File           (IRS Employer
      of Incorporation)                  Number)             Identification No.)

       3211 Jermantown Road, Suite 700
              Fairfax, Virginia                               22030-2801
   (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (703) 246-0200




Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired.

      Not Applicable.

(b) Pro Forma Financial Statements.
      Not Applicable.

(c) Exhibits.

 Exhibit
  No.          Description
 99.1          Press  Release,  dated  April 30,  2003  announcing  Registrant's financial results for the first quarter ended, March 31, 2003.
 99.2          Reconciliation of EBITDA to Operating Income.

Item 9. Regulation FD Disclosure (the following discussion is furnished under "Item 12. Results of Operations and Financial Condition").

     In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."

     On April 30, 2003, Anteon International Corporation, a Delaware corporation, (the "Company") announced via press release the Company's financial results for the first quarter ended March 31, 2003 as well as the schedule for a conference call and "web cast" on the same date.

     A copy of the Company's press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. Also attached to this Current Report on Form 8-K as Exhibit 99.2 is a reconciliation of certain non-GAAP financial measures used by the Company to the most directly comparable GAAP financial measures.

     This Form 8-K and the attached exhibits are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.












                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ANTEON INTERNATIONAL CORPORATION

Date: April 30, 2003                            /s/Curtis L. Schehr
                                                --------------------------
                                                Curtis L. Schehr
                                                Senior Vice President,
                                                General Counsel and Secretary





                                  Exhibit Index

 Exhibit
   No.         Description
  99.1         Press  Release,  dated  April 30,  2003  announcing  Registrant's financial results for the first quarter ended, March 31, 2003.


  99.2         Reconciliation of EBITDA to Operating Income.